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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OF 15(d) OF
                          THE SECURITIES ACT OF 1934



DATE OF REPORT:   MARCH 4, 1997




                      J.B. HUNT TRANSPORT SERVICES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          ARKANSAS                              71-0335111
   (STATE OF OTHER JURISDICTION OF           (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION             IDENTIFICATION NO.)



       615 J.B. HUNT CORPORATE DRIVE                  72745
             LOWELL, ARKANSAS
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)




              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (501) 820-0000


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ITEM 1.   Change in Control of Registrant.
          Not Applicable

ITEM 2.   Acquisition or Disposition of Assets.
          Not Applicable

ITEM 3.   Bankruptcy or Receivership
          Not Applicable

ITEM 4.   Changes in Registrant's Certifying Accountant.
          Not Applicable.

ITEM 5.   Other Events.

          On January 23, 1997 the Board of Directors amended Article 1,
          Item 1.2 and Article II, Item 2.1 of the Company's Bylaws.

ITEM 6.   Resignations of Registrant's Directors.
          Not Applicable.

ITEM 7.   Financial Statements and Exhibits.
          Not Applicable.

ITEM 8.   Change in Fiscal Year.
          Not Applicable.


Exhibits.

          The following document is being filed as an exhibit to this report:

          (1)  The Restated Bylaws of J.B. Hunt Transport Services, Inc.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              J.B. HUNT TRANSPORT SERVICES, INC.
                                        (Registrant)


                         By:  /s/  Kirk Thompson
                              ---------------------------------------------
                              Kirk Thompson
                              President and Chief Executive Officer


                         By:  /s/  Jerry W. Walton
                              ---------------------------------------------
                              Jerry W. Walton
                              Executive Vice President, Finance
                              and Chief Financial Officer